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                                                                   Exhibit 10.28


                                                                   EXECUTED COPY

                                WAIVER AGREEMENT

     THIS WAIVER AGREEMENT (this "Waiver") entered into as of October 12,
2005 is among CENTRAL PARKING CORPORATION, a Tennessee corporation ("CPC" or the "Parent"), CENTRAL PARKING SYSTEM, INC., a Tennessee corporation ("CPS"), ALLRIGHT CORPORATION, a Delaware corporation ("Allright"), KINNEY SYSTEM, INC., a Delaware corporation ("Kinney"), CPS FINANCE, INC., a Delaware corporation ("CPSF"), CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation ("CPST"), (CPC, CPS, Allright, Kinney, CPSF and CPST are hereinafter referred to individually as a "Borrower" and collectively as the "Borrowers"), the Subsidiary Guarantors, the Lenders party hereto and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, "Administrative Agent"), and as Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined shall have the respective meanings given to them in the Credit Agreement (as defined below).

                                    RECITALS

     WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of February 28, 2003 (as amended, modified, supplemented, extended or replaced from time to time, the "Credit Agreement");

     WHEREAS, on September 29, 2005, CPC determined that it will restate its quarterly financial statements for the first three quarters of CPC's fiscal year ending September 30, 2005 as a result of events more particularly described in the Current Report on Form 8-K that CPC filed with the SEC on September 30, 2005, all as more particularly set forth in said Current Report (the "Quarterly Restatements");

     WHEREAS, CPC is engaged in work to determine the quarterly and year-end financial results of its UK operations and, although the year-end review and investigation are not concluded, at this time CPC believes that there may be a negative financial impact on its prior fiscal 2005 quarters in the range of $8-10 million, consisting primarily of over-accrual of revenues and improper capitalization of expenses, with the overall negative financial impact on CPC's fiscal year ending September 30, 2005 (including the $8-10 million related to prior quarters) being estimated to be in the range of $13-15 million, including current period operating losses and anticipated expenses of the investigation (the foregoing, the "Anticipated Total Adjustment");

     WHEREAS, pursuant to Section 5.02, upon any Request for Credit Extension, CPC (on behalf of itself and the other Borrowers) makes certain representations and warranties, including representations pursuant to Sections 6.05(b) and 6.05(d) as to the extent to which the most recent financial statements furnished to the Administrative Agent pursuant to Section 7.01(b) are prepared in accordance with GAAP and present fairly the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of the dates thereof and for the periods covered thereby (the "Financial Statement Representations");



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     WHEREAS, CPC and the other Borrowers have requested that the Lenders waive the Financial Statement Representations solely with respect to the quarterly financial statements that are the subject of the Quarterly Restatements (the "Q1-Q3 Financial Statements"), and any corresponding certifications otherwise made or deemed made pursuant to the Credit Agreement with respect to the Q1-Q3 Financial Statements, solely to the extent of the Quarterly Restatements;

     WHEREAS, following the completion of the Quarterly Restatements, it may be determined that one or more Events of Default had previously occurred under the Credit Agreement as a result of the Parent's failure to comply, for the fiscal quarters ending December 31, 2004, March 30, 2005 and June 30, 2005, with the Consolidated Leverage Ratio, the Consolidated Senior Leverage Ratio and/or the Consolidated Fixed Charge Coverage Ratio set forth in Sections 8.11(a), (b) and
(c) respectively (collectively, the "Financial Covenant Defaults");

     WHEREAS, CPC and the other Borrowers have requested that the Lenders (i) waive the Financial Statement Representations solely with respect to the Q1-Q3 Financial Statements, and any corresponding certifications otherwise made or deemed made pursuant to the Credit Agreement with respect to the Q1-Q3 Financial Statements, in each case to the extent of the Quarterly Restatements, and (ii) waive the Financial Covenant Defaults (if and to the extent any shall have occurred), in each case, as of the Effective Date (as defined below); and

     WHEREAS, the Required Lenders have directed the Administrative Agent to execute this Waiver, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Acknowledgement and Waiver.

          (a) Waiver of Financial Statement Representations. Subject to the satisfaction of all of the terms and conditions set forth in this Waiver, the Required Lenders hereby waive (i) the Financial Statement Representations solely with respect to the Q1-Q3 Financial Statements, and
     (ii) any corresponding certifications otherwise made or deemed made pursuant to the Credit Agreement with respect to the Q1-Q3 Financial Statements, in each case solely to the extent of the Quarterly Restatements.

          (b) Waiver of Financial Covenant Defaults. Subject to the satisfaction of all of the terms and conditions set forth in this Waiver, the Lenders hereby waive the Financial Covenant Defaults (if and to the extent any shall have occurred).

          (c) Reservation of Rights. Except for the specific waivers set forth in clause (a) and clause (b) above, nothing contained herein shall be deemed to constitute a



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     waiver of (i) any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law or (ii) the Loan Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Loan Documents not specifically waived. The specific waivers set forth herein are effective only with respect to the Q1-Q3 Financial Statements, the Quarterly Restatements and any corresponding Financial Covenant Defaults, and shall not obligate the Lenders to waive any other Default or Event of Default, now existing or hereafter arising.

     2. Conditions Precedent. This Waiver shall become effective as of the date when each of the following conditions precedent has been satisfied (the "Effective Date"):

          (a) The Administrative Agent shall have received counterparts of this Waiver duly executed by each of the Loan Parties.

          (b) The Administrative Agent shall have received duly executed consents to the Waiver from (i) the Required Lenders and (ii) Lenders holding in the aggregate at least a majority of the Revolving Commitments.

          (c) The Administrative Agent shall have received all reasonable fees and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Waiver and the other transactions contemplated herein including, without limitation, the legal fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

     3. Miscellaneous.

          (a) Representations and Warranties. Each Loan Party represents and warrants to the Lenders that, after giving effect to this Waiver:

               (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct as of the date hereof except, in each case, for those that specifically relate to an earlier date; and

               (ii) no event has occurred and is continuing that constitutes a Default or an Event of Default.

          (b) Counterparts/Telecopy. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

          (c) Entirety. This Waiver and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Loan Documents represent the final


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

     agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

          (d) GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (e) Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (f) Section References. Unless otherwise provided herein, references herein to "Sections" are references to Sections of the Credit Agreement.

          (g) Execution by Administrative Agent. This Waiver is executed by the Administrative Agent on behalf of itself and all Lenders who have approved this Waiver pursuant to Section 11.01.


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                                 SIGNATURE PAGE
                                WAIVER AGREEMENT
                           CENTRAL PARKING CORPORATION


         The parties hereto have duly executed this Waiver as of the date first above written.

BORROWERS:                   CENTRAL PARKING CORPORATION,
                             a Tennessee corporation


                              By: /s/ Jeff Heavrin
                              Name: Jeff Heavrin
                              Title: Chief Financial Officer


                             CENTRAL PARKING SYSTEM, INC.,
                             a Tennessee corporation
                             ALLRIGHT CORPORATION,
                             a Delaware corporation
                             KINNEY SYSTEM, INC.,
                             a Delaware corporation
                             CPS FINANCE, INC.,
                             a Delaware corporation
                             CENTRAL PARKING SYSTEM OF TENNESSEE, INC., a Tennessee corporation

                             By: /s/ Jeff Heavrin
                             Name: Jeff Heavrin
                             Title: Chief Financial Officer





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                                 SIGNATURE PAGE
                                WAIVER AGREEMENT
                           CENTRAL PARKING CORPORATION


GUARANTORS:                  CENTRAL PARKING SYSTEM OF NEW YORK, INC.,
                             a Tennessee corporation
                             KINNEY PARKING SYSTEM, INC.,
                             a New York corporation
                             CENTRAL PARKING SYSTEM OF PENNSYLVANIA, INC., a Tennessee corporation
                             CENTRAL PARKING SYSTEM OF VIRGINIA, INC. (F/K/A
                             DIPLOMAT PARKING CORP.), a DC corporation
                             CENTRAL PARKING SYSTEM OF TEXAS, INC.,
                             a Texas corporation
                             CENTRAL PARKING SYSTEM OF OHIO, INC.,
                             a Tennessee corporation
                             CENTRAL PARKING SYSTEM OF FLORIDA, INC., a Tennessee corporation
                             ALLRIGHT NEW YORK PARKING, INC.,
                             a New York corporation
                             CENTRAL PARKING SYSTEM OF NEW JERSEY, INC., a New Jersey corporation
                             CENTRAL PARKING SYSTEM OF GEORGIA, INC., a Tennessee corporation
                             USA PARKING SYSTEM, INC. (F/K/A MARLIN, INC.), a Tennessee corporation
                             CENTRAL PARKING SYSTEM OF LOUISIANA, INC., a Tennessee corporation
                             CENTRAL PARKING SYSTEM OF MARYLAND, INC., a Tennessee corporation
                             CENTRAL PARKING SYSTEM REALTY OF NEW YORK, INC., a Tennessee corporation
                             CENTRAL PARKING SYSTEM OF WASHINGTON, INC., a Tennessee corporation
                             CENTRAL PARKING SYSTEM OF MISSOURI, INC.
                             (F/K/A CPS-ST. LOUIS, INC.), a Tennessee corporation
                             CENTRAL PARKING SYSTEM OF WISCONSIN, INC., a Tennessee corporation


                              By: /s/ Jeff Heavrin
                              Name: Jeff Heavrin
                              Title: Chief Financial Officer
                              of each of the foregoing Guarantors


                           [signature pages continue]



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                                 SIGNATURE PAGE
                                WAIVER AGREEMENT
                           CENTRAL PARKING CORPORATION


                             BANK OF AMERICA, N.A., as
                             Administrative Agent, Swing Line Lender and
                             L/C Issuer

                             By: /s/ Thomas Kilcrease
                             Name: Thomas Kilcrease
                             Title: SVP